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                                                                   Exhibit 10.56

                               LICENSE AGREEMENT
                               -----------------

          AGREEMENT made as of August 7, 2000 by and among McNaughton Apparel Holdings Inc., a South Carolina corporation having its principal office and place of business at 1020 North Pointe Industrial Boulevard, Goose Creek, SC 29445, (hereinafter referred to as "LICENSOR"), and Miss Erika, Inc., a New York corporation (hereinafter referred to as "LICENSEE").

                              W I T N E S E T H:
                              -----------------

          WHEREAS, LICENSOR is the owner of certain trademarks, together with the registrations thereof, as set forth in Exhibit A attached hereto, and of such additional registrations thereof as may be issued and applications for registrations thereof as may be filed from time to time and be added to the said Exhibit A (hereinafter referred to as the "Trademarks"); and

          WHEREAS, LICENSEE is desirous of using the Trademarks in connection with its business; and LICENSEE acknowledges hereby that it will continue to stand behind all services and products identified by or in connection with the Trademarks and will continue to preserve the same quality services and products thereunder;

          NOW, THEREFORE, in consideration of good and valuable consideration received by LICENSOR from LICENSEE, the receipt and sufficiency of which is hereby acknowledged, and of the representations and covenants hereinafter set forth, the parties hereto hereby agree as follows:

          1.   Grant of License. LICENSOR hereby grants to LICENSEE the non-
               ----------------
exclusive authorization to make use of the Trademarks in its corporate name and its business throughout the world, it being understood that LICENSOR reserves the right to grant licenses of the Trademarks to other affiliated entities.

          2.   Quality Standards. (a) Anything in this Agreement to the contrary
               -----------------
notwithstanding, LICENSEE agrees that its services and products shall be of such high standard and quality as to be adequate and suited to their utilization to the best advantage and to the protection and enhancement of the Trademarks, that such services shall be performed and products manufactured and delivered in accordance with all applicable federal, state and local laws and regulations, and that the policy of performance of such services by LICENSEE shall be of a high standard and shall in no manner reflect adversely upon the good name of LICENSOR or upon the reputation or value of the Trademarks. The quality and style of such services and products (including without limitation advertising, promotional and other materials bearing the Trademarks) shall be subject to the prior written approval of LICENSOR, which may be granted or withheld in LICENSOR'S sole discretion, it being understood that the present format and quality controls are satisfactory to LICENSOR.

               (b) LICENSEE shall provide LICENSOR or its authorized representative with access to the business offices and other premises of LICENSEE at all reasonable times, in order that LICENSOR or its authorized representative may determine
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whether LICENSEE'S uses of the Trademarks conform with the high standards and quality which have been set forth in paragraph 2(a) hereof, and LICENSEE shall abide by the decision of LICENSOR in this respect.

               (c) In the event that LICENSEE at any time makes any changes in its business procedures that may alter the performance of any of the services or the delivery of products upon or in relation to which LICENSEE uses or intends to use the Trademarks, LICENSEE shall promptly give notice in writing thereof to LICENSOR so that LICENSOR may determine through supplemental investigation, if necessary, in LICENSOR'S sole judgment, whether conformance with the high standards and quality which have been set forth in paragraph 2 hereof is being maintained, and LICENSEE shall abide by the decision of LICENSOR in this respect.

          3.   Form of Use. (a) All advertising, promotional or other materials
               -----------
bearing the Trademarks to be used by LICENSEE shall be submitted to LICENSOR or its authorized representative for its prior approval. Any such advertising, promotional or other materials submitted to and not disapproved by LICENSOR or its authorized representative within fifteen (15) days after receipt by LICENSOR shall be deemed to be approved.

               (b) LICENSEE shall, whenever it uses the Trademarks, use in connection therewith such symbols and abbreviations and otherwise give such notice of its status as may be required by LICENSOR or by applicable laws to preserve and protect the Trademarks.

          4.   Royalty.  (a) In consideration of the license granted hereby,
               --------
LICENSEE agrees to pay to LICENSOR a royalty equal to five percent (5%) of LICENSEE's net sales, as calculated in accordance with generally accepted accounting principles. As soon as practicable (and in any event within sixty
(60) days after the end of each fiscal quarter of the LICENSEE, LICENSEE is to deliver to LICENSOR or its duly authorized representative a statement certified by the financial officer of LICENSEE showing a computation of net sales and the amount of royalty payable hereunder. The royalty payable hereunder shall be due within ten (10) days of the date of such certified statement. LICENSEE shall also provide to LICENSOR or its duly authorized representative such financial and other information that LICENSOR or its duly authorized representative shall reasonably request in connection with the determination of its royalty.

          5.   Records.  LICENSEE shall keep records in sufficient detail to
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enable LICENSOR or its duly authorized representative to determine the extent and the manner in which it has used the Trademarks and LICENSEE shall permit LICENSOR or its duly authorized representative to examine and make copies of such records at all reasonable times.

          6.   Term and Termination.  (a) This Agreement shall commence as of
               --------------------
August 7, 2000, and will continue through July 31, 2010 and from year to year thereafter until terminated by mutual written consent, or by either Licensee or Licensor on sixty (60) days prior written notice to the other or such shorter time period as the parties may mutually agree to or unless earlier terminated pursuant to any of the following subparagraphs (b), (c) or (d) of this Paragraph 6:

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               (b)  If, in LICENSOR'S sole judgment, LICENSEE fails to maintain the high standards and quality which have been set forth in paragraph 2(a) hereof for the services or products, LICENSOR may by giving notice in writing to LICENSEE terminate this Agreement forthwith.

               (c) If, during the period of this Agreement, either LICENSOR or LICENSEE shall be in breach of any other provision thereof, the other party shall be entitled to give notice in writing to the party in breach specifying the breach and requiring it to be rectified, and, if the party in breach shall refuse, neglect or be unable to rectify such breach within ten (10) days after the giving of such notice, the party giving such notice may by giving further notice in writing to the party in breach terminate this Agreement forthwith.

               (d) In the event that either party files for relief under the bankruptcy laws of the United States or is adjudged a bankrupt thereunder, such bankruptcy laws of the United States shall govern and control the rights and obligations of the parties hereunder.

          7.   Effect of Termination.  Upon termination of this Agreement by
               ---------------------
either of the parties for whatever cause, LICENSEE shall forthwith cease to use the Trademarks in any manner whatsoever, and LICENSEE shall, within fifteen (15) days after such termination, destroy or deliver to LICENSOR or its authorized representative for destruction, any and all advertising, promotional or other materials bearing the Trademarks within LICENSEE'S possession, custody or control. At termination, in addition to the other required acts by the LICENSEE, the LICENSEE will promptly take all necessary steps to change its corporate name to a name which does not contain any of the Trademarks or any word similar to the Trademarks and will promptly deliver evidence of such change of name to LICENSOR.

          8.   Ownership of Trademarks.  LICENSEE acknowledges the validity of
               -----------------------
and LICENSOR'S exclusive ownership of all rights, title and interest, in and to the Trademarks and agrees that, except as contemplated hereunder, any use by LICENSEE of the Trademarks shall inure solely to the benefit of LICENSOR. LICENSEE shall not at any time (either during or after the termination of this Agreement) directly or indirectly take any action which might impair the validity of or the rights of LICENSOR in the Trademarks, but LICENSOR makes no representation or warranty that the Trademarks are valid or validly registered in the United States or any other country. LICENSEE shall not at any time (either during or after the termination of this Agreement) use any mark which shall be identical or confusingly similar to the Trademarks, except as expressly permitted by this Agreement. The termination of this Agreement shall not affect the obligations of LICENSEE under this paragraph.

          9.   Infringement Proceedings. (a) LICENSEE shall promptly notify
               ------------------------
LICENSOR in the event that LICENSEE shall acquire knowledge of any claim that use of the Trademarks by LICENSEE infringes the rights of others or of the institution of any action or proceeding against LICENSEE or otherwise arising out of the use of the Trademarks by LICENSEE. LICENSOR and its duly authorized representative shall have the right (but not the obligation) to take charge of the defense of any such claim, action or proceeding (and of any negotiations for the settlement thereof). If LICENSOR declines, after the request of LICENSEE, to defend any such claim, action or proceeding, LICENSEE may do so. LICENSOR and

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LICENSEE each shall pay their own expenses and retain any costs or damages awarded to each in any such claim, action or proceeding. LICENSOR shall not make any settlement of any such claim, action or proceeding, brought against LICENSEE involving a monetary payment by LICENSEE without the consent in writing of LICENSEE. LICENSOR shall not be liable in any event to LICENSEE in respect of any damages assessed or asserted against LICENSEE in, or any liability incurred by or imposed upon LICENSEE in connection with, any such claim, action or proceeding. LICENSOR and LICENSEE agree to cooperate with each other in all respects in any such claim, action or proceeding.

               (b) In the event that LICENSEE shall acquire knowledge of any use by a third party (other than any party known to have a license agreement with LICENSOR) of the Trademarks, it shall not take any action whatsoever but shall promptly notify LICENSOR. LICENSOR shall have the right (but not the obligation) to take whatever action it deems appropriate, including the institution of any action or proceeding against such third party or otherwise, to obtain a discontinuance of such use. If LICENSOR takes any such action, LICENSOR shall pay its own expenses and retain any costs or damages awarded to it therein. LICENSEE agrees to cooperate with LICENSOR in all respects and to provide LICENSOR with all assistance requested of it by LICENSOR in any such action.

          10.  Indemnification.  LICENSEE hereby indemnifies and agrees to hold
               ---------------
LICENSOR harmless from any and all claims, obligations or liabilities, arising out of any violation by LICENSEE of any provision of this Agreement. LICENSEE shall be entitled to participate, at its own expense, in the defense of any action in this respect brought against LICENSOR. LICENSEE hereby assumes all responsibility for and agrees to indemnify LICENSOR, its officers, directors, employees, agents, successors and assigns, and to hold them harmless from and against all claims, demands, losses, suits or causes of action for loss, damage, cost or liability of any kind whatsoever, and agrees to pay any costs, damages and other amounts, including reasonable attorneys' fees, incurred by and/or awarded against LICENSOR resulting therefrom or in settlement thereof, arising out of or relating to the manufacture, license, promotion, advertising, use or sale of services and products under the Trademarks.

          11.  No Agency, Joint Venture.  LICENSEE shall not be deemed to be an
               ------------------------
agent, joint venturer or partner, of LICENSOR as a result of or in any transaction under or relating to this Agreement, and shall not, without the authorization in writing of LICENSOR, in any way incur any obligation on behalf of LICENSOR.

          12.  Notices.  All notices required under the terms and provisions
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hereof shall be in writing, either delivered by hand, by certified mail, return receipt requested or by telecopier and any such notice shall be effective when received at the address specified below:

               if to LICENSOR:

                    1020 North Pointe Industrial Boulevard,
                    Goose Creek, South Carolina 29445
                    Attention: President
                    Telecopy No.: (843) 824-0285

                                       4
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                    with a copy to:

                    [Moore & Van Allen, PLLC
                    40 Calhoun Street, Suite 300
                    Charleston, South Carolina 29401
                    Attention:
                    Telecopy No.: (843) 579-7099]

          if to LICENSEE:

                    463 Seventh Avenue
                    New York, New York 10018
                    Attention: President
                    Telecopy No.: (212) 868-1013

                    with a copy to:

                    Torys
                    237 Park Avenue
                    New York, New York 10017
                    Attention: Bradley P. Cost, Esq.
                    Telecopy No.: (212) 682-0200

or, if to any of the foregoing parties, or their successors, at such other address as such party or successors may designate from time to time by notice duly given in accordance with the terms of this Section 12 to the other.

          13.  Governing Law.  This Agreement shall be deemed made in South
               -------------
Carolina and construed and enforced in accordance with and governed by the laws of the State of South Carolina and federal law applicable to trademarks, trade names, service marks and patents generally.

          14.  Entire Agreement.  This Agreement embodies the entire agreement
               ----------------
between LICENSOR and LICENSEE with respect to the subject matter hereof, and no understandings or agreements, oral or otherwise, in relation thereto, exist between LICENSOR and LICENSEE, except as herein expressly set forth. Neither this Agreement nor any provision thereof may be changed, modified, waived or discharged orally, but only by an instrument in writing signed by the party against which enforcement of the change, modification, waiver or discharge is sought. If any provision or any portion of any provision of this Agreement shall be held to be void or unenforceable, the remaining provisions of this Agreement and the remaining portion of any provision held void or unenforceable in part are to continue in full force and effect.

          15.  No Assignment by Licensee.  LICENSEE may not, without the prior
               -------------------------
written consent of LICENSOR, sublicense or assign any of the licenses or other rights granted

                                       5
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hereunder, and any such attempted sublicense or assignment, whether voluntary or by operation of law, is to be void and of no force and effect.

          16.  Successors.  This Agreement shall inure to the benefit of and
               ----------
shall be binding upon the parties hereto and their respective successors and permitted assigns; provided that the LICENSEE and LICENSOR may .collectively assign this Agreement and their respective rights and entitlements hereunder to any bank(s) or other financial institution(s) providing financing to LICENSEE or LICENSOR and/or affiliates

          17.  Counterparts.  This Agreement may be executed in counterparts,
               ------------
each of which shall be deemed to be an original but all of which taken together shall constitute one and the same instrument.

                                *      *      *

          IN WITNESS WHEREOF, the parties hereof have duly executed this Agreement on the 15/th/ day of November 2000.

                                        LICENSOR:


                                        By: /s/ Michael Kauffman
                                            ----------------------
                                        Name:  Michael Kauffman
                                        Title: Vice President



                                        LICENSEE:


                                        By: /s/ Amanda Bokman
                                            ----------------------
                                        Name:  Amanda Bokman
                                        Title: Vice President

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Exhibit A TO
                               LICENSE AGREEMENT

                         INTELLECTUAL PROPERTY RIGHTS
                         ----------------------------


A.   Trademarks - U.S.
     -----------------
     Alyssa Brooke
     Erika
     Private Party
     Private Party
     Private Party
     Return to Nature
     Ricki
     Sugar Blues
     Sugar Blues
     Sugar Co. Ltd.
     White Mountain College
     Erika & Co.
     Erika Blues
     Erika Collection
     Erika II & Co.
     Erika II Studio
     Erika Studio

B.   Trademarks - Other Countries
     ----------------------------
     Erika
       (Canada)
     Erika & Co.
       (Canada)
     Erika Collection
       (Canada)
     Erika II & Co.
       (Canada)